1 Investor Presentation Greg Dufour | President & Chief Executive Officer Mike Archer | EVP, Chief Financial Officer September 6, 2023 1

2 Forward Looking Statements 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” “potential” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult for Camden National Corporation (the “Company”) to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) the impact of the COVID-19 pandemic; (ii) the impact of the war in Ukraine; (iii) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company’s credit or fee-based products and services; (iv) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (v) inflation, interest rate, market, and monetary fluctuations; (vi) ongoing competition in the labor markets and increased employee turnover; (vii) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (viii) deterioration in the value of the Company’s investment securities; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company’s liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; (xiii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiv) turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including the Camden National, to attract and retain depositors, and could affect the ability of financial services providers, including the Company, to borrow or raise capital; (xv) actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; (xvi) changes to regulatory capital requirements in response to recent developments affecting the banking sector; and (xvii) questions about the soundness of one or more financial institutions with which we do business. In addition, statements regarding the potential effects of the war in Ukraine, the COVID-19 pandemic and other notable national and global current events on the Company’s business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control. You should carefully review all of these risks, and be aware that there may be other factors that could cause the Company’s actual results to differ materially from those anticipated, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

3 Non-GAAP Financial Measures 3 This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company’s operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and earnings releases filed with the SEC.

4 Camden National Corporation Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank) 4 As of August 29, 2023 As of June 30, 2023 $479 Million Market Cap $5.7 Billion Assets 49,375 Average Daily Volume $4.1 Billion Loans 57 Banking Centers $4.7 Billion Deposits 2 Loan Production Offices $1.8 Billion Assets Under Administration Analyst Coverage: KBW (market perform) Janney (market perform) Raymond James (market perform) Stephens (market perform) NASDAQ: CAC

5 Why Camden National? Strong Long-Term Financial Performance and Shareholder Returns • History of strong financial performance and stable growth • Strong capital position with a history of growing dividends and repurchasing shares • Strong credit culture with a history of superior credit quality 5 Strong Brand Recognition and 2022 Market Share • 145+ year operating history, embedded deeply in the communities served • #3 overall deposit market share in Maine, #2 in community banks • #2 mortgage originator in Maine • Recognized by four different organizations for commitment to our customers and employees Committed to Quality Growth • Sustainable long-term growth organically and through opportunistic acquisitions • Strong and deep core deposit franchise • Expanded presence in local higher growth markets, including Southern Maine, New Hampshire, and Northern- Massachusetts

6 Current Priorities and Recent Actions 6 Priorities Recent Actions Earnings Credit Quality Corporate Responsibility Human Capital & Customers • Optimize net interest margin • Expand presence in southern ME, MA & NH • Expand small business market share • Prudent expense management • Investments in process and technology for future efficiency and scale • Disciplined loan pricing and deposit generation • New interest rate swap strategies • Re-engineered business processes • Implemented AI technology to enhance customer service • Investing in RPA technology • Continue disciplined credit underwriting • Actively identify and manage signs of credit concerns within loan portfolio • Monitor and stress test various portfolio concentrations • Introduced new credit monitoring techniques • Enhanced process for prompt management of weakening credits • Identifying opportunities for additional agency lending • Monitor ESG benchmarking to peer companies • Continue to develop an ESG strategic roadmap • Promote organizational diversity • Initiated ESG peer benchmarking • Engaged third-party consultant to develop a strategic roadmap • Introduced a board-approved diversity core value and statement • Develop and retain top talent • Employee engagement • Enhance customer experience through digital channels • New internal training program for SVP’s • Enhancing ESG-related disclosures • Maintaining a digital roadmap

7 Camden National by the Numbers 7 Deposits Liquidity NIM Asset Quality Investments Capital As of or for the quarter ended June 30, 2023 unless otherwise noted • Loan/deposit ratio of 87% • Deposits increased 1% • Uninsured and uncollateralized deposits were 15% of total deposits • Available primary liquidity of $1.4 billion • Available primary liquidity was 2.0x uninsured and uncollateralized deposits • Net interest margin of 2.40%, down 14 bps from 1Q 2023 • Asset yield of 4.12%, up 20 bps • Funding cost of 1.81%, up 36 bps • NPA/total loans of 0.13% • NCO/average loans(1) of 0.04% • CRE office loans totaled $204.7 million, or 5% of total loans • $1.2 million average loan balance • Average LTV of 57% • CET1 risk-based capital ratio of 11.92% • Total risk-based capital ratio of 13.95% • TCE ratio(2) of 6.58% • Dividend yield of 5.42% • Repurchased 65,692 shares at an average price of $30.44 per share • 59% AFS, 41% HTM • $139.0 million of unrealized loss position • 29% of CET1 capital • Continue to exceed regulatory capital requirements if losses were realized (1) Annualized. (2) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period.

8 Q3 Forward Guidance Strategy Q3 Expectation NIM • New loan originations 7%+ • Redeploy investment cash flows to fund loan growth and pay down borrowings • Leverage interest rate swaps • Focus on deposit retention and growth 2.40% (+/- 5–10 bps) Loan Growth • Slow loan growth to optimize net interest margin • Increase residential mortgage saleable business Near Flat (+/- 1%–2%) Fee Income • Maximize residential mortgage sales • Drive net customer account growth • Grow wealth management and brokerage revenues $10 million Asset Quality/Provision • Monitor loan portfolio for signs of credit deterioration • Analyze industry exposure • Early customer contact ACL to Loans Ratio of 0.90% Operating Expenses • Prudent expense control Normal operating expenses of $27- $27.5 million 8

9 ESG Highlights 9 Recent Actions: • Introduced a board- approved diversity core value and statement • Increased diversity of Board of Directors • Began developing an ESG framework and roadmap (with support of third-party consultant) • Shareholders approved de- classified Board structure As of or for the year ended December 31, 2022 unless otherwise noted

10 Current Financial Update 10

11 2Q 2023 Financial Highlights 11 • Net income decreased by 3% and pre-tax, pre- provision earnings(1) decreased 13% from 1Q 2023 • Total loans grew <1% and deposits grew 1% from 1Q 2023 • Strong asset quality highlighted by non-performing assets of 0.09% of total assets and loans 30-89 days past due to total loans of 0.05% • Uninsured and uncollateralized deposits were 15% of total deposits • Available primary liquidity was 2.0x uninsured and uncollateralized deposits • Repurchased 65,692 shares of common stock at an average price of $30.44 per share Net Income $12.4 million Diluted Earnings Per Share $0.85 Return on Assets | Return on Equity 0.87% 10.66% Efficiency Ratio(1) 63.07% Non-Performing Assets to Total Assets 0.09% Total Risk-Based Capital Ratio 13.95% (1) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. As of or for the quarter ended June 30, 2023 unless otherwise noted

12 Loans (1) Fed funds effective represents the quarterly average rate. Loan Portfolio Trend ($ in billions) 38% of loans are adjustable or variable rate 20% of loans reprice within 12 months 12 As of June 30, 2023

13 Deposits (1) Fed funds effective represents the quarterly average rate. (2) This is a non-GAAP financial measure. Refer to the Company’s financial information filed with the SEC for the respective period. Average Deposit Composition and Cost (excl. Brokered) ($ in billions) Customers with <$1mm in balances made up 65% of adjusted total deposits(2) Deposit beta (excl. brokered) • QoQ: 54% • YoY: 30% • Cumulative cycle: 27% 13 77% 82% 85% 83% 87% Loan to Deposit Ratio 88% 39% of non-maturity deposits (incl. brokered) are indexed or exception priced As of or for the quarter ended June 30, 2023 $4.1 billion of non-maturity deposits (incl. brokered) at an average cost of 1.46%

14 Investments (1) Fed funds effective represents the quarterly average rate. (2) Reported at book value. Securities Portfolio Mix and Trend(2) ($ in billions) Investment cash flows are being used to fund loan growth and pay down borrowings (estimated at $127 million over the next 12 months) 14 28% 25% 23% 22% 21% Investments/Total Assets 22%

15 2.87% 2.84% 2.88% 2.76% 2.54% 2.40% 0.12% 0.77% 2.19% 3.65% 4.52% 4.99% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $15 .0 $20 .0 $25 .0 $30 .0 $35 .0 $40 .0 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Net Interest Income NIM (FTE) Fed Funds Effective(1) $36.4 $36.5 $37.8 $37.0 $34.3 $32.7 Net Interest Income and Net Interest Margin 15 Avg. Earning Assets $5.4 Billion Avg. Funding $5.2 Billion 6% YoY Growth 6% YoY Growth All data is presented as of June 30, 2023 unless otherwise noted. (1) Fed funds effective represents the quarterly average rate. Earning Asset Yield 4.12% 101 bps Growth Funding Cost 1.81% 152 bps Growth

16 Interest Rate Sensitivity 16 Interest Rate Risk Position(1) • Liability sensitive Year 1 and asset sensitive Year 2; strategies employed have improved exposure to higher interest rates Current Strategy and Actions • Disciplined loan pricing • Manage deposit pricing on an exception- basis • Deposit acquisition through promotional offerings, primarily through MMDA and CDs • Executed $450 million of interest rate swaps through early July with a weighted pay-fixed strike rate of 3.90% and currently receiving Fed Funds OIS • $135 million borrowing under Bank Term Funding Program (one year maturity at 4.70% with no prepay penalty) (1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata shift in rates over a 12 month period. -3.93% 8.78% 3.06% 11.57% Year 1 Year 2 December 31, 2022 +200 bp -200 bp -1.01% 16.57% 2.32% 14.91% Year 1 Year 2 June 30, 2023 +200 bp -200 bp

# Uninsured Deposits and Liquidity

Camden NATIONAL CORPORATION

| | 6/30/23 | | 3/31/23 | | 12/31/22 | |
|---|---|---|---|---|---|---|
| **Uninsured Deposits** *($ in millions)* | Amount | % of Total Deposits | Amount | % of Total Deposits | Amount | % of Total Deposits |
| Deposits in excess of FDIC insurance | $1,127.9 | 24.0% | $1,112.4 | 24.0% | $1,418.6 | 29.4% |
| Deposits in excess of FDIC insurance and uncollateralized[(1)] | $699.1 | 14.9% | $691.5 | 14.9% | $745.9 | 15.5% |
| **Primary Liquidity Sources** *($ in millions)* | Amount | | Amount | | Amount | |
| Excess Cash[(2)] | $28.3 | | $17.3 | | $17.9 | |
| Unpledged Securities | 522.3 | | 570.2 | | 411.4 | |
| Over Collateralized Securities Pledging Position | 58.0 | | 150.8 | | 228.6 | |
| FHLB Borrowing Capacity | 672.1 | | 446.7 | | 760.6 | |
| Current Fed Discount Window Availability | 42.0 | | 43.5 | | 42.4 | |
| Bank Term Funding Program Availability | 29.8 | | N/A | | N/A | |
| Unsecured Borrowing Lines | 69.9 | | 69.9 | | 69.9 | |
| **Total Available Primary Liquidity** | **$1,422.4** | | **$1,298.4** | | **$1,530.8** | |
| **Primary Liquidity / Uncollateralized Deposits** | **2.0x** | | **1.9x** | | **2.1x** | |

**Additional Liquidity Sources**

Brokered Deposit Access
Investment Cash Flows

(1) Uncollateralized deposits are customer deposit balances for which the Company has not pledged any of its assets, including investment securities, or provided any other type of guarantee.
(2) Excess cash represents cash balances held at the Federal Reserve Bank above the reserve requirement, which at 6/30/2023 remained at zero.

17

18 Commercial Diversification $2.1 billion $1.1 billion Commercial Real Estate • 65% of real estate located in Maine, 20% in New Hampshire, and 11% in Massachusetts • 80% non-owner occupied, 20% owner occupied • No material changes since 3/31/23 Real Estate Investment Breakdown (as of 6/30/23) CRE and Commercial Loans by Industry (as of 6/30/23) 18

19 Office Portfolio • Office loans represent 5% of total loans and 12% of the commercial real estate portfolio • Projects require significant cash equity requirements, LTV minimum of 75% - 80% at origination, and requests for guarantors • Customer pays fixed rate on 67% of balances and floating rate on 33% of balances(1) • No loans within the office portfolio were past due or non-performing • 2% of office portfolio was owner occupied 19 Office Loans > $1mm by State (as of 6/30/23) Credit Details by Class (as of 6/30/23) Class Outstanding ($ in millions) Average Balance ($ in millions) Weighted Avg LTV Class A > $1mm $90.1 $4.7 56% Class B > $1mm 62.0 5.6 57% Class C > $1mm 4.1 2.1 65% Total > $1mm $156.3 $4.9 57% Total < $1mm 48.4 0.3 N/A Total Office $204.7 $1.2 N/A (1) Of the 67% of balances where the customer pays a fixed rate, 37% are through a back-to-back loan swap arrangement. 49% 27% 24% As of June 30, 2023

20 Investment Portfolio • 59% AFS, 41% HTM • Duration of 5.7 years and weighted-average life of 7.7 years • Net unrealized loss on debt securities was $139 million at 6/30/23 • AFS unrealized loss of $100 million • HTM unrealized loss of $39 million Corporate Bond Ratings (20 holdings) Municipal Bond Ratings (138 holdings) $44.7 million $105.2 million $1.3 billion Investment data presented at book value. • 20 companies, of which 18 are banks • 38% of exposure is to G-SIBs • 53% carry additional credit support 20 As of June 30, 2023

21 Capital and Credit Provision for loan losses (annl.) / Avg loans 0.90% • Net unrealized losses on investments were $139 million • All regulatory capital ratios would continue to exceed regulatory requirements if investment losses were realized 0.92% 0.95% TCE ratio(1) and CET1 ratio 0.92% 0.91% 0.90%ACL / Loans Criticized and classified loans / Total loans 5.2x 5.9x 7.2x 7.2x 7.3x 7.1xACL / NPL (1) This is a non-GAAP financial measure. 21 As of June 30, 2023

22 Historical Financial Information 22

23 -100% -50% 0% 50% 100% 150% 200% 250% 300% Aug-08 Aug-09 Aug-10 Aug-11 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 Aug-18 Aug-19 Aug-20 Aug-21 Aug-22 Aug-23 CAC Proxy Peers S&P SmallCap Banks Russell2000 146% 215% 82% 98% Creating Long-Term Shareholder Value 23 Data range: August 29, 2008 – August 29, 2023 15 Year Stock price appreciation: 54.4% Average dividend yield: 3.10% Source: S&P Global Performance (%) 1Y 10Y 15Y CAC -26.3% 74.1% 146.3% S&P SmallCap Banks -17.8% 80.4% 97.8% CAC Proxy Peer Group -18.2% 63.4% 82.3% Russell 2000 4.4% 114.6% 214.9%

24 $2.3 $2.2 $2.3 $2.3 $2.6 $2.6 $2.8 $3.7 $3.9 $4.1 $4.3 $4.4 $4.9 $5.5 $5.7 $5.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Total Assets $ in billions Balanced Long-Term Growth 24 Acquisitions: 2008 Union Bankshares 2012 Bank of America (14 branches) 2015 The Bank of Maine Organic Growth 58% Acquisition Growth 42% (1) CAGR Calculation for period 12/31/2007 – 12/31/2022. YTD figures are as of 6/30/23.

25 Net Interest Income and Net Interest Margin 25 Avg. Earning Assets $5.2 Billion Avg. Funding $4.9 Billion 7% YoY Growth 7% YoY Growth All data is presented as of or for the year ended December 31, 2022 unless otherwise noted. Earning Asset Yield 3.34% 27 bps YoY Growth Funding Cost 0.51% 27 bps YoY Growth

26 Diversified Revenue Stream Assets under administration of $1.8 billion, up 12% year-over- year The company sold 37% of residential mortgages it originated through the first six months, compared to 21% for the same period in 2022 26 Revenue Trend ($ in millions) YTD figures are as of 6/30/23. As of June 30, 2023 50% of committed residential real estate loan portfolio was designated for sale

27 Driving Efficiency and Scale 27 • Balanced approach to investing in the franchise while maintaining efficient operations • Efforts underway to enhance processes to drive efficiency and scale, including technology / software, digital channels, and RPA Efficiency ratio is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. YTD figures are as of 6/30/23. Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets.

28 Solid Credit Quality 28 Data presented for periods prior to 2020 does not reflect the impact of CECL. Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 6/30/23. Source: S&P Global. NPAs / Assets Loan Loss Reserves / Gross Loans NCOs / Average Loans Credit quality metrics consistently favorable to peer group 0.00% 0.50% 1.00% 1.50% 2.00% 2018 2019 2020 2021 2022 2023 YTD 0.00% 0.25% 0.50% 0.75% 1.00% 2018 2019 2020 2021 2022 2023 YTD 0.00% 0.50% 1.00% 1.50% 2.00% 2018 2019 2020 2021 2022 2023 YTD

29 Strong Capital Position 29 (1) “Required Minimum” including capital conservation buffer. (2) This is a non-GAAP measure. Refer to the Company’s financial information filed with the SEC for the respective period. Tier 1 Leverage Ratio Total Risk-Based Capital Ratio TCE Ratio(2) History of strong, stable capital levels

30 Capital Return (1) YTD figures are as of 6/30/23. (2) Payout Ratio = Total Dividend Paid + Total Share Repurchase Amount / Net Income for associated period. History of returning capital to shareholders through dividends and share repurchases Annualized dividend yield of 5.42% at June 30, 2023 30 Capital Return Trend(1) ($ in millions)

31 Appendix 31

32 Executive Management Team 32 Name Position Age Years of Banking Experience Year Joined Camden Greg Dufour President and CEO 63 30+ 2001 Mike Archer, CPA EVP Chief Financial Officer 39 10+ 2013 David Ackley EVP Chief Risk Officer 48 10+ 2011 William Martel EVP Technology & Support Services 54 20+ 2020 Jennifer Mirabile EVP Director of Wealth Management 64 30+ 2017 Tim Nightingale EVP Chief Credit Officer 66 30+ 2000 Heather Robinson, CPA EVP Chief Human Resources Officer 49 5+ 2018 Patricia Rose EVP Retail Banking 59 30+ 2017 Ryan Smith EVP Commercial Banking 50 25+ 2012 Renée Smyth EVP Chief Experience & Marketing Officer 52 15+ 2015 On August 21, 2023, Camden National Corporation announced the appointment of Simon Griffiths as the successor to current President and CEO, Gregory Dufour. Griffiths will join Camden National on or around November 20, 2023, as Executive Vice President & Chief Operating Officer. He will become President and CEO of Camden National, as well as a member of the Board of Directors, effective January 1, 2024.